SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Amendment No. 1


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 30, 1999


                        FOREST GLADE INTERNATIONAL, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                       Nevada                                      52-212-549
--------------------------------------------------------------------------------
(State or other jurisdiction of incorporation or organization) (I.R.S. Employer
                                                                Identification
                                                                   No.)

       444 Victoria Street, Suite 370 Prince George, B.C., CANADA     V2L 2J7
--------------------------------------------------------------------------------
            (Address of principal executive offices)                 (Zip Code)

                                 (250) 564-6868
                                -----------------
              (Registrant's telephone number, including area code)

Item 1. Changes in Control
==========================

On July 23, 1999, the Company  entered into an agreement with SSA Coupon Limited
(SSA) whereby SSA agreed to issue the Company shares of its common stock equal to 20% of the outstanding common stock of SSA. SSA is a British Columbia corporation, formed in September 1998. The Company further agreed to raise $1,250,000 US as a joint venture partner of SSA to be contributed in weekly installments of $40,000. The July 23, 1999 Agreement also requires that a royalty of 7% will be paid to the SSA Majority Shareholders on gross revenue received by the Company through the use of SSA Intellectual Property or technology. As of November 15, 1999, the Company has provided SSA with $650,000 pursuant to this Agreement.

On August 30, 1999, the Company entered into an Agreement on Principal Terms with Maurice Simpson, William Murray and Dana Shaw (the SSA Majority Shareholders) to acquire their shares representing 80% of the outstanding common stock of SSA in exchange for 19,000,000 shares of the Company's restricted common stock. The Share Exchange Agreement was executed on September 29, 1999 and closed on November 3, 1999.


Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

The following information gives effect to the issuance of the 19,000,000 to the SSA Majority Shareholders upon closing of the Share Exchange Agreement.

     (a) Security Ownership of Certain Beneficial Owners holding five percent or greater of the 36,900,000 shares of common stock outstanding as of date of Closing of the Share Exchange Agreement.

Title of   Name and Address                 Amount and Nature             % of
 Class     of Beneficial Owner              of Beneficial Ownership       Class
--------------------------------------------------------------------------------

Common     Maurice Simpson                    13,300,000                   36.0%
           c/o4920 - 800 W. Pender St.
           Vancouver, BC V6C 2V6

           William Murray                      2,850,000                    7.7%
           c/o Metro Town Law Office
           1230B - 4700 Kingsway
           Burnaby, BC V5H 4M1

           Dana Shaw                           2,850,000                    7.7%
           5260 - 6th Av.
           Delta, BC V4M 1L5

     (b)  Security Ownership of Management

Title of          Name and Address(1)            Amount and Nature         % of
Class             of Beneficial Owner           of Beneficial Ownership    Class
--------------------------------------------------------------------------------

Common            Wayne E. Loftus                  1,583,333                4.3%
                  Frank Denis                      2,866,668                7.8%
                  Michael Jenks                    1,583,333                4.3%
                  Gil Rahier                       1,683,333                4.6%

                  All officers and Directors
                  as a Group (5 persons)           7,716,667               21.0%

     (1) 444 Victoria Street, Suite 370, Prince George, B.C. CANADA V2L 2J7


Item 2. Acquisition or Disposition of Assets
============================================

Upon closing of the Share Exchange Agreement, the Company will own 100% of the common stock of SSA. SSA has developed an internet search engine called "Web-Retriever" which has the capability to produce search results relative to a user determined location. Other planned features are NET PET, a personalized internet application which will store the user's selected web pages, start page settings so that the user can log on to the Web-Retriever website from any computer or location and have their personalized internet information available thus free this type of information from the user's primary location. Web-Retriever will also provide email, stock quotes and classified advertisement listings.

The Web-Retriever.com search engine is currently in the alpha stage of development. SSA is presently seeking to acquire and or license several components and is working on increasing its server capacities, network security and database compilation. SSA intends to release a limited function version for testing and use by the public within the next thirty to ninety days. The release of this limited function version will be through the SSA website at "www.web-retriever.com" where a demo version and more information regarding SSA is available.


Item 7. Financial Statements and Exhibits.
==========================================


(a)      Audited Financial Statements of SSA Coupon Limited.
(b)      Pro Forma Financial Information giving effect to the acquisition.
(c)      Exhibits
         10.5     Agreement on Principal Terms dated August 30, 1999
                  (Previously filed on August 30, 1999)
         10.6     Agreement on Principal Terms dated July 23, 1999
                  (Previously filed on August 30, 1999)

Audited Financial Statements of SSA Coupon Limited.


                                 SSA Coupon Ltd.
                          (A Development Stage Company)
                              Financial Statements
                                  July 31, 1999
                            (Expressed in US Dollars)

                                 SSA Coupon Ltd.
                          (A Development Stage Company)


                                Table of Contents


Auditors' Report


Comments by Auditors for U.S. Readers On Canada-U.S. Reporting Differences


Financial Statements


     Balance Sheet


     Statement of Changes in Stockholders' Equity


     Statement of Operations


     Statement of Cash Flows


     Summary of Significant Accounting Policies


     Notes to the Financial Statements

                                Auditors' Report





To the Directors and Stockholders of
SSA Coupon Ltd.
(A Development Stage Company)


We have audited the Balance Sheet of SSA Coupon Ltd. (a development stage company) as at July 31, 1999 and the Statements of Changes in Stockholders' Equity, Operations and Cash Flows for the period from September 24, 1998 (incorporation) to July 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in Canada. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at July 31, 1999 and the results of its operations and its cash flows for the period from September 24, 1998 (incorporation) to July 31, 1999 in accordance with accounting principles generally accepted in the United States.


                                                     "BDO Dunwoody LLP"
Vancouver, Canada
December 3, 1999                                     Chartered Accountants

                      Comments by Auditors for U.S. Readers
                      On Canada-U.S. Reporting Differences





To the Directors and Stockholders of
SSA Coupon Ltd.
(A Development Stage Company)


In the United States, reporting standards for auditors require the addition of an explanatory paragraph (following the opinion paragraph) when the financial statements are affected by conditions and events that cast substantial doubt on the Company's ability to continue as a going concern, such as those described in
Note 1 to the financial statements. Our report to the stockholders dated December 3, 1999 is expressed in accordance with Canadian reporting standards which do not permit a reference to such events and conditions in the auditors' report when these are adequately disclosed in the financial statements.



                                                     "BDO Dunwoody LLP"
Vancouver, Canada
December 3, 1999                                     Chartered Accountants

                                 SSA Coupon Ltd.
                          (A Development Stage Company)
                                  Balance Sheet
                            (Expressed in US Dollars)



July 31                                                    1999
------------------------------------------------------------------

Assets

Current
  Cash                                                 $   49,725
  Prepaid expenses and deposits                             4,174
                                                       -----------
                                                           53,899

Fixed assets                                                3,448
                                                       -----------

                                                       $   57,347
                                                       ===========

Liabilities and Stockholders' Equity (Deficit)

Liabilities

Current
  Accounts payable and accrued liabilities (Note 3)    $  117,635
                                                       -----------
Stockholders' equity (deficit)
  Share capital
   Authorized
     10,000 Common shares, no par value
   Issued
     10,000 Common shares                                      66
  Additional paid-in capital (Note 2)                     175,000
  Deficit accumulated during the development stage       (235,354)
                                                       -----------
                                                          (60,288)
                                                       -----------

                                                       $   57,347
                                                       ===========



 The accompanying summary of significant accounting policies and notes form an integral part of these financial statements.


                                 SSA Coupon Ltd.
                          (A Development Stage Company)
                  Statement of Changes in Stockholders' Equity
                            (Expressed in US Dollars)



                                                                                                 Deficit
                                                                                                 Accumulated     Total
                                                                                  Additional     During the      Stockholders'
                                                        Common Stock              Paid-in        Development     Equity
                                                   Shares           Amount        Capital        Stage           (Deficit)
-------------------------------------------------------------------------------------------------------------------------------
Initial capital contributions on September
24, 1998 at C$0.01 per share                        10,000          $  66         $    -         $     -         $       66

Capital contributions by Forest Glade
International Inc. during the period
(Note 2)
                                                      -                -            175,000            -            175,000

Net loss for the period                               -                -             -             (235,354)       (235,354)
                                                   ---------        --------      ---------      -----------     -----------

Balance, July 31, 1999                              10,000          $  66         $ 175,000      $ (235,354)     $  (60,288)
                                                   =========        ========      =========      ===========     ===========



 The accompanying summary of significant accounting policies and notes form an integral part of these financial statements.

                                 SSA Coupon Ltd.
                          (A Development Stage Company)
                             Statement of Operations
                            (Expressed in US Dollars)



                                                  Period from
                                                  September 24
                                                  1998 (incorporation)
                                                  to July 31
                                                  1999
----------------------------------------------------------------------


General and administrative expenses
  Research and development                         $     39,900
  Management fees and business development               79,800
  Incorporation costs                                       840
                                                   ---------------
                                                        120,540

Write-down of advances (Note 4)                         114,814
                                                   ---------------
Net loss for the period                            $    235,354
                                                   ===============






 The accompanying summary of significant accounting policies and notes form an integral part of these financial statements.

                                 SSA Coupon Ltd.
                          (A Development Stage Company)
                             Statement of Cash Flows
                            (Expressed in US Dollars)

                                                               Period from
                                                               September 24
                                                               1998
                                                               (incorporation)
                                                               to July 31
                                                               1999
-------------------------------------------------------------------------------

Cash provided by (used in)

Operating activities
  Net loss for the period                                      $  (235,354)
  Increase in prepaid expenses and deposits                         (4,174)
  Increase in accounts payable and accrued liabilities             117,635
                                                               --------------

                                                                  (121,893)
                                                               --------------

Financing activities
  Issuance of common stock                                              66
  Additional capital contributions                                 175,000
                                                               --------------

                                                                   175,066
                                                               --------------

Investing activities
  Purchase of fixed assets                                          (3,448)
                                                               --------------

Increase in cash for the period and cash, end of period        $    49,725
                                                               ==============



 The accompanying summary of significant accounting policies and notes form an integral part of these financial statements.

                                 SSA Coupon Ltd.
                          (A Development Stage Company)
                   Summary of Significant Accounting Policies
                            (Expressed in US Dollars)
                                 July 31, 1999




Basis of Presentation
---------------------
These financial statements are expressed in US dollars and are prepared in accordance with accounting principles generally accepted in the United States.

The Company has selected July 31 as its fiscal year end.


Fixed Assets
------------
Fixed assets, consisting of computer equipment acquired in July 1999, are carried at cost less accumulated depreciation (1999 - $Nil). Computers are depreciated using the straight-line method over their estimated useful life of three years.


Software Development Costs
--------------------------
The Company has adopted Statement of Position ("SOP") 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use". Accordingly, direct internal and external costs associated with the development of the features, content and functionality of the Company's internet software, incurred during the application development stage, will be capitalized and amortized over the estimated useful life of three years once development is complete.


During the period from September 24, 1998 to July 31, 1999, the Company carried out procedures in the preliminary project stage including the research and evaluation of ideas and determination of an implementation plan as well as certain activities relating to application software development. Capitalization, however, has not occurred for periods prior to the agreement with Forest Glade International Inc. as the Company previously lacked financing available to complete the project.


Financial Instruments
---------------------
The Company's financial instruments consist of cash, receivables and accounts payable and accrued liabilities. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair values of these financial instruments approximate their carrying values, unless otherwise noted, since they are short-term in nature or they are receivable or payable on demand.

                                 SSA Coupon Ltd.
                          (A Development Stage Company)
             Summary of Significant Accounting Policies - Continued
                            (Expressed in US Dollars)
                                 July 31, 1999




Income Taxes
------------

The Company follows the provisions of Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes", which requires the Company to recognize deferred tax liabilities and assets for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns using the liability method. Under this method, deferred tax liabilities and assets are determined based on the temporary differences between the carrying amounts and tax bases of assets and liabilities using enacted rates in effect in the years in which the differences are expected to reverse.


Foreign Currency Translation
----------------------------
The Company's functional currency is the Canadian dollar as all of the Company's operations are in Canada. The Company uses the US dollar as its reporting currency for consistency with Forest Glade International Inc., the Company's parent subsequent to November 3, 1999 (Note 3(b)).

Transactions undertaken in currencies other than the US dollar are translated to US dollars using the exchange rate in effect as of the transaction date. Assets and liabilities denominated in foreign currencies are then translated to US dollars using the period end rate. Translation adjustments (1999 - $Nil) are included in Stockholders' Equity.


Use of Estimates ---------------- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from management's best estimates as additional information becomes available.

                                 SSA Coupon Ltd.
                          (A Development Stage Company)
             Summary of Significant Accounting Policies - Continued
                            (Expressed in US Dollars)
                                 July 31, 1999




New Accounting Pronouncements
-----------------------------
In June 1998, SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", was issued. SFAS No. 133 requires companies to recognize all derivatives contracts as either assets or liabilities on the balance sheet and to measure them at fair value. If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change. SFAS No. 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 2000.

Historically, the Company has not entered into derivatives contracts either to hedge existing risks or for speculative purposes. Accordingly, the Company does not expect adoption of the new standards on August 1, 2000 to affect its financial statements.

In April 1998, the American Institute of Certified Public Accountants issued SOP 98-5, "Reporting on the Costs of Start-Up Activities" which provides guidance on the financial reporting of start-up costs and organization costs. It requires costs of start-up activities and organization costs to be expensed as incurred. The Company adopted SOP 98-5 effective upon its incorporation.

                                 SSA Coupon Ltd.
                          (A Development Stage Company)
                        Notes to the Financial Statements
                            (Expressed in US Dollars)
                                 July 31, 1999


1.   Nature of Business and Continued Operations
------------------------------------------------
The Company was incorporated in the province of British Columbia, Canada on September 24, 1998 and is engaged in the development of an internet website which will serve as an internet portal site to provide users with access to various search engine and other internet features.

These accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. As at July 31, 1999, the Company has recognized no revenue and has accumulated operating losses of $235,354 since its incorporation. The continuation of the Company is dependent upon the continuing financial support of creditors and stockholders and obtaining long-term financing as well as achieving a profitable level of operations. Management plans to raise equity capital to finance the operations and capital requirements of the Company. Management of Forest Glade intends to raise new equity financing of approximately $3 to $5 million within the upcoming year. Amounts raised will be used to continue development of the Company's website, to provide financing for the marketing and promotion of its site, to secure products and for other working capital purposes including operational hardware and software upgrades. While the Company is expending its best efforts to achieve the above plans, there is no assurance that any such activity will generate funds that will be available for operations.

These conditions raise substantial doubt about the Company's ability to continue as a going concern. These financial statements do not include any adjustments that might arise from this uncertainty.





2.    Capital Contributions and Reverse Acquisition
---------------------------------------------------
On July 23, 1999, the Company entered into an agreement with Forest Glade to allow Forest Glade to purchase 20% of the Company's common stock. As consideration, Forest Glade paid $25 and agreed to contribute capital totaling $1.25 million for working capital use to be contributed in weekly increments of $40,000. To July 31, 1999, advances totaling $175,000 had been made by Forest Glade. Subsequent to July 31, 1999, an additional $465,000 was contributed to the Company.

                                 SSA Coupon Ltd.
                          (A Development Stage Company)
                        Notes to the Financial Statements
                            (Expressed in US Dollars)



2. Capital Contributions - Continued
------------------------------------
To issue Forest Glade 2,500 shares of common stock pursuant to this agreement, the Company amended its Memorandum on September 30, 1999 to increase its authorized capital to 15,000 shares of common stock without par value. The stock was issued to Forest Glade on September 30, 1999.

On November 3, 1999, the founding stockholders of the Company exchanged their shares in the Company for 19 million shares of Forest Glade International Inc., ("Forest Glade") a Nevada company whose shares are publicly traded in the United States. Forest Glade operates a mobile home park in British Columbia, Canada. Upon closing this acquisition, the transaction will be accounted for using the purchase method of accounting as a reverse acquisition. Following reverse acquisition accounting, consolidated financial statements subsequent to the closing of the acquisition will be presented as a continuation of the Company. The operations of Forest Glade will be consolidated with those of the Company from the date of acquisition. The fair value of the net assets of Forest Glade at July 31, 1999 was as follows:

Current assets                 $     11,392
Property and equipment and
  other long-term assets          1,207,757
                               -------------

                                  1,219,149

Current liabilities                (135,132)
Deferred income taxes              (155,598)
Long-term debt                     (939,445)
                               -------------

                               $    (11,026)
                               =============

                                 SSA Coupon Ltd.
                          (A Development Stage Company)
                        Notes to the Financial Statements
                            (Expressed in US Dollars)



3. Commitments and Subsequent Events
------------------------------------
a) During the period, the Company entered into contracts with its three stockholders for consulting services each at approximately $4,000 per month for a period of five years expiring in September 2003, renewable for successive two-year terms. Should the Company terminate these agreements, additional termination fees aggregating to approximately $2 million would be due to the three stockholders. The monthly fee of $4,000 remains until the first period that the Company has quarterly earnings in excess of approximately $167,000. Once quarterly earnings exceed $167,000, monthly payments to the stockholders increase in accordance with specific earnings benchmarks up to a maximum of approximately $29,000 per month for quarterly earnings in excess of approximately $4 million.

     Accounts payable and accrued liabilities include $117,048 owed to the three stockholders pursuant to these agreements. Amounts owing are unsecured and non-interest bearing. Consulting fees on the Statement of Operations consist of fees charged under these contracts.

b) Pursuant to the share exchange agreement (Note 2) whereby Forest Glade acquired the remaining common stock of the Company it did not already own, Forest Glade agreed to pay, or cause the Company to pay the original three stockholders a royalty aggregating 7% (payable quarterly) of the gross revenues of every kind and nature received by Forest Glade or the Company arising directly or indirectly from its intellectual property. Revenue from intellectual property includes licensing, use, and sale of banner advertising, access fees, service fees and from any other exploitation of the Company's technology.

c) On August 1, 1999, the Company entered into a lease agreement for office premises in Delta, British Columbia until expiry on July 31, 2000 (with a three-year renewal option). The minimum annual lease payments of the Company are approximately $18,000 plus its proportionate share of operating costs.

d) On October 29, 1999 the Company signed an agreement with a vendor to acquire use of the vendor's proprietary data for a one-year term renewable in additional one-year terms. The Company is obligated to pay a license fee to the vendor in the amount of $75,000 per annum, payable quarterly.

                                 SSA Coupon Ltd.
                          (A Development Stage Company)
                        Notes to the Financial Statements
                            (Expressed in US Dollars)


4. Contingent Liability
-----------------------
The Company, along with its three founding stockholders, is the defendant in an action filed in the Supreme Court of British Columbia in October 1999 by a former consultant to the Company. The action claims breach of contract and seeks unspecified damages. The Company believes that the action has no merit and intends to vigorously defend the action. On November 17, 1999, the Company commenced an action against the consultant seeking compensation for $235,000 allegedly misappropriated by the consultant as well as general damages.

Amounts advanced by Forest Glade to July 31, 1999 to the consultant and not received by the Company totaling $114,814 were written off in the period.

Management does not expect that the outcome of these legal proceedings could have a material adverse effect on the Company's financial condition, results of operations or cash flows. The outcomes of these actions are indeterminable. Accordingly, any further losses or recoveries will be recorded in the period they become probable and quantifiable.


5. Income Taxes
----------------
The tax effects of temporary differences that give rise to the Company's deferred tax asset are as follows:

                                     1999
--------------------------------------------

Tax loss carryforwards         $   106,000
Valuation allowance               (106,000)
                               -------------
                               $      -
                               =============



The Company evaluates its valuation allowance requirements based on projected future operations. When circumstances change and this causes a change in management's judgement about the recoverability of deferred tax assets, the impact of the change on the valuation allowance is reflected in current income.

At July 31, 1999, the Company had losses available for income tax purposes of approximately $235,000 which will expire in 2005.

Pro Forma Financial Information giving effect to the acquisition.


                         Forest Glade International Inc.
                   Pro-Forma Consolidated Financial Statements
                     For the period from September 24, 1998
                        (incorporation) to July 31, 1999
                            (Expressed in US Dollars)
                                   (Unaudited)




Unaudited Pro-Forma Consolidated Financial Information


The Unaudited Pro-Forma Consolidated Financial Information reflects financial information that gives effect to the acquisition of the remaining 80% of the outstanding common shares of SSA Coupon Ltd. ("SSA") not already owned by the Company. Consideration for the acquisition was 19 million shares of common stock of the Company. The statements are based on accounting for the business combination as a reverse acquisition, whereby the Company will be the surviving corporate entity, but SSA is the accounting acquirer. As SSA is the accounting acquirer in a transaction accounted for as a purchase in accordance with generally accepted accounting principles, the purchase price has been allocated to the Company's assets and liabilities based on preliminary estimates of their respective fair values. At July 31, 1999, liabilities of the Company exceeded assets and the resulting net liability position (excluding the liability to the Company of its investment in SSA at July 31, 1999) of $11,026 is recorded as a reduction of additional paid-in capital.

The Pro-Forma Consolidated Statements included herein reflect the use of the purchase method of accounting for the above transaction as applicable to reverse acquisitions. Such financial information has been prepared from, and should be read in conjunction with, the historical financial statements and notes thereto included elsewhere in the Company's 10-KSB Annual Report and in this 8-K Current Report.

The Pro-Forma Consolidated Statement of Operations gives effect to the transaction as if it had occurred at September 24, 1998, the incorporation date of SSA, combining the results of the Company for the year ended July 31, 1999 and SSA for the period from September 24, 1998 to July 31, 1999. The Pro-forma Consolidated Balance Sheet was prepared as if the above acquisition occurred on July 31, 1999.

The Pro-Forma Consolidated Financial Information is unaudited and is not necessarily indicative of the consolidated results which actually would have occurred if the above transactions had been consummated at the beginning of the periods presented; nor does it purport to present the results of operations for future periods.

                         Forest Glade International Inc.


                                Table of Contents



Pro-Forma Consolidated Balance Sheet


Pro-Forma Consolidated Statement of Operations


Notes to the Pro-Forma Consolidated Financial Statements



                         Forest Glade International Inc.
                      Pro-Forma Consolidated Balance Sheet
                            (Expressed in US Dollars)
                                   (Unaudited)



July 31, 1999


                                                 Forest Glade
                                                 International      SSA                                  Pro-forma
                                                 Inc.               Coupon Ltd.       Adjustments        Balance
---------------------------------------------------------------------------------------------------------------------

Assets

Current
  Cash                                           $      6,630       $   49,725        $      -           $    56,355
  Prepaid expenses and deposits                         4,762            4,174               -                 8,936
                                                 --------------     -----------       --------------     ------------

                                                       11,392           53,899               -                65,291

Restricted cash                                       248,738             -                  -               248,738
Property and equipment                                959,019            3,448               -               962,467
                                                 --------------     -----------       --------------     ------------

                                                 $  1,219,149       $   57,347        $      -           $ 1,276,496
                                                 ==============     ===========       ==============     ============

Liabilities and Stockholders' Equity (Deficit)

Liabilities

Current
  Accounts payable and accrued liabilities       $     81,178       $  117,635        $      -           $   198,813
  Liability on investment in SSA Coupon Ltd.           60,288             -               (60,288) 1           -
  Security deposits                                     2,225             -                  -                 2,225
  Due to directors                                     29,842             -                  -                29,842
  Current portion of long-term debt                    21,887             -                  -                21,887
                                                 --------------     -----------       --------------     ------------

                                                      195,420          117,635            (60,288)           252,767

Long-term debt                                        939,445             -                  -               939,445
Deferred income taxes                                 155,598             -                  -               155,598
                                                 --------------     -----------       --------------     ------------

                                                    1,290,463          117,635            (60,288)         1,347,810
                                                 --------------     -----------       --------------     ------------
Stockholders' equity (deficit)
  Capital stock
  Authorized
     200,000,000 Common shares, par value
       $0.001

  Issued
       17,900,000 (pro-forma - 36,900,000)
                            Common shares              17,900               66             18,934  1          36,900

  Additional paid-in capital                          435,524          175,000           (483,384) 1         127,140
  Accumulated deficit                                (527,868)        (235,354)           527,868  1        (235,354)
  Accumulated other comprehensive income -
     foreign currency translation gains                 3,130             -                (3,130) 1            -
                                                 --------------     -----------       --------------     ------------

                                                      (71,314)         (60,288)            60,288            (71,314)
                                                 --------------     -----------       --------------     ------------

                                                 $  1,219,149       $   57,347        $      -           $ 1,276,496
                                                 ==============     ===========       ==============     ============





                         Forest Glade International Inc.
                 Pro-Forma Consolidated Statement of Operations
                            (Expressed in US Dollars)
                                   (Unaudited)


For the period from September 24, 1998
(incorporation) to July 31, 1999




                                                 Forest Glade
                                                 International      SSA Coupon                           Pro-forma
                                                 Inc.               Ltd.              Adjustments        Balance
---------------------------------------------------------------------------------------------------------------------

Revenue - rentals                                $     88,410       $     -           $      -           $    88,410
                                                 --------------     -----------       --------------     ------------
Expenses
  Bank charges                                          1,020             -                  -                 1,020
  Consulting fees                                      61,960          119,700               -               181,660
  Depreciation                                         36,392             -                  -                36,392
  Office and miscellaneous                             27,681              840               -                28,521
  Professional fees                                    88,522             -                  -                88,522
  Property management                                  11,589             -                  -                11,589
  Property taxes and utilities                         29,695             -                  -                29,695
  Repairs and maintenance                               7,567             -                  -                 7,567
  Travel and promotion                                 16,835             -                  -                16,835
                                                 --------------     -----------       --------------     ------------
                                                      281,261          120,540               -               401,801
                                                 ==============     ===========       ==============     ============

                                                     (192,851)        (120,540)              -              (313,391)

Loss on investment and advances                      (235,288)        (114,814)           235,288  1        (114,814)
Interest on long-term debts                           (25,910)             -                 -               (25,910)
Loss on termination of trailer park
  acquisition                                         (78,503)            -                  -               (78,503)
                                                 --------------     -----------       --------------     ------------

Loss before income taxes                             (532,552)        (235,354)           235,288           (532,618)

Income tax recovery - deferred                          8,663             -                  -                 8,663
                                                 --------------     -----------       --------------     ------------

Net loss for the period                          $   (523,889)      $ (235,354)       $   235,288        $  (523,955)
                                                 ==============     ===========       ==============     ============


Basic and diluted loss per share                 $       (0.03)                                          $     (0.01)
                                                 ==============                                          ============

Weighted average shares outstanding                17,833,333                                             36,900,000
                                                 ==============                                          ============



                         Forest Glade International Inc.
            Notes to the Pro-forma Consolidated Financial Statements
                            (Expressed in US Dollars)
                                   (Unaudited)



July 31, 1999



Adjustment

       To reflect the acquisition of the remaining 80% of SSA Coupon Ltd. ("SSA") in exchange for 19,000,000 shares of common stock of the Company. The business combination is recorded using the purchase method of accounting as applicable to reverse acquisitions as the former stockholders of SSA control the Company immediately following the acquisition. Following reverse acquisition accounting, consolidated financial statements subsequent to closing are presented as a continuation of SSA. The operations of the Company are consolidated with those of SSA from the date of acquisition. The statements are based on accounting for the business combination as a reverse acquisition, whereby the Company will be the surviving corporate entity, but SSA is the accounting acquirer. As SSA is the accounting acquirer in a transaction accounted for as a purchase in accordance with generally accepted accounting principles, the purchase price has been allocated to the Company's assets and liabilities based upon preliminary estimates of their respective fair values. The fair value of the net assets of the Company at July 31, 1999 approximates book values. The Company's net liability position (excluding the liability to the Company of its investment in SSA at July 31, 1999) of $11,026 is recorded as a reduction of additional paid-in capital.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FOREST GLADE INTERNATIONAL, INC.


Dated: December 14, 1999



/s/ WAYNE LOFTUS
--------------------------
   Wayne Loftus, President